CONFORMED COPY


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934



                                 May 12, 2000
Date of Report .........................................................
                      (Date of earliest event reported)

                         CARCO Auto Loan Master Trust
 ........................................................................
            (Exact name of registrant as specified in its charter)


State of Delaware                333-38873                  None
 ........................................................................
(State or other jurisdiction    (Commission)           (IRS Employer
  of incorporation)               File No.)          Identification No.)


                27777 Franklin Rd., Southfield, Michigan 48034
 .......................................................................
                   (Address of principal executive offices)


                                                    (248) 948-3067
Registrant's telephone number, including area code......................


This filing relates to Registration Statement No. 333-38873.







Item 4. Changes in Registrant's Certifying Accountants


           In connection with the registrant replacing Deloitte & Touche LLP as independent accountants of CARCO Auto Loan Master Trust (i) Deloitte & Touche LLP, the former accountant, was dismissed on February 14, 2000, (ii) the principal accountant's report on the financial statements of CARCO Auto Loan Master Trust for either the past two years did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, (iii) the decision to change accountants for CARCO Auto Loan Master Trust was approved by the Executive Committee of the Board of Managers of Chrysler Financial Company L.L.C., as servicer of the registrant, (iv) during CARCO Auto Loan Master Trust's two most recent fiscal years and any subsequent interim period preceding such dismissal there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, and (v) there is nothing to report regarding the kind of events listed in Section 304(a)(1)(v)(A) through (D).

           KPMG LLP was engaged as the new independent accountant of CARCO Auto Loan Master Trust to audit CARCO Auto Loan Master Trust's financial statements on February 14, 2000.

           The replacement of Deloitte & Touche LLP with KPMG LLP as the independent accountant of CARCO Auto Loan Master Trust was done as part of the merger of Chrysler Corporation and Daimler-Benz AG and the subsequent reorganization resulting in the appointment of KPMG LLP as independent accountants of DaimlerChrysler AG and certain of its subsidiaries and affiliates, including CARCO Auto Loan Master Trust. KPMG LLP was the independent accountant of the former Daimler-Benz AG and subsidiaries and Deloitte & Touche LLP was the independent accountant of the former Chrysler Corporation and its subsidiaries.






Item 7.    Financial Statements, Pro Forma Financial Information and
           Exhibits.

           Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this Report:


           (a)   Financial statements of businesses acquired;

                 None

           (b)   Pro forma financial information:

                 None

           (c)   Exhibits:

                 Exhibit 99






                                  SIGNATURES



           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CHRYSLER FINANCIAL COMPANY L.L.C.,
                                       as Servicer of CARCO Auto Loan
                                       Master Trust



Date: May 12, 2000                     By:  /s/ B. C. Babbish
                                          ----------------------------------
                                            B. C. Babbish
                                            Assistant Secretary





                                EXHIBIT INDEX


Exhibit
  No.        Description of Exhibit
-------      ----------------------

  99 Letter of Deloitte & Touche LLP dated May 12, 2000 addressed to the Securities and Exchange Commission regarding its agreement with the statements made by the registrant in response to Item 304(a) of Regulation S-K.